Deferred Tax Assets, Net	12 Months Ended
Dec. 31, 2019
Deferred Tax Assets [Abstract]
DEFERRED TAX ASSETS, NET

Note 10 – DEFERRED TAX ASSETS, NET

The components of the deferred tax assets are as follows:

	December 31, 2019	December 31, 2018
Deferred tax assets (liabilities), non-current
Unpaid accrued expenses	$56,262	$50,600
Warranty	49,594	49,090
Allowance for doubtful accounts	263,566	79,639
Others	(658,109)	424,735
Deferred tax assets (liabilities), non-current	(288,687)	604,064
Less: valuation allowance	-	-
Deferred tax assets (liabilities), non-current	$(288,687)	$604,064

Deferred taxation is calculated under the liability method in respect of taxation effect arising from all timing differences, which are expected with reasonable probability to realize in the foreseeable future. The Company's subsidiary registered in the PRC is subject to income taxes within the PRC at the applicable tax rate.